UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2007

Lincoln Park Bancorp
(Exact name of registrant as specified in its charter)

Federal	000-51078	61-1479859
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

31 Boonton Turnpike, Lincoln Park, New Jersey	07035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 694-0330

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

        On July 13, 2007 Lincoln Park Savings Bank, a wholly owned subsidiary of Lincoln Park Bancorp, closed title for the purchase of commercial premises, personalty & branch deposits, for a second branch location at 193 Changebridge Rd Montville, NJ, from GSL Savings Bank.

        All regulatory filings and permissions were previously obtained. Lincoln Park Savings has, until now, been a single branch operation since its founding in 1923.

        The contract to purchase the commercial premises, personalty and branch deposits associated with this location was the subject of an 8k filing of March 8 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LINCOLN PARK BANCORP

Date: July 16, 2007	By:	/s/ David G. Baker
David G. Baker
President and Chief Executive Officer